As filed with the Securities and Exchange Commission on
                               August 27, 2015


                                                            File Nos.   33-34001
                                                                       811-06068

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.


                        Post-Effective Amendment No. 40             X


                                     and/or

            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                    OF 1940


                               Amendment No. 40                     X

                      -----------------------------------

                          AB FIXED-INCOME SHARES, INC.
               (Exact Name of Registrant as Specified in Charter)


             1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672

                      -----------------------------------

                                EMILIE D. WRAPP
                             AllianceBernstein L.P.
                          1345 Avenue of the Americas
                            New York, New York 10105
                    (Name and address of agent for service)

                          Copies of Communications to:
                               Kathleen K. Clarke
                              Seward & Kissel LLP
                               901 K Street, N.W.
                                   Suite 800
                             Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate box)


[_]    immediately upon filing pursuant to paragraph (b)
[X]    on August 28, 2015 pursuant to paragraph (b)
[_]   60 days after filing pursuant to paragraph (a)(1)
[_]   on (date) pursuant to paragraph (a)(1)
[_]   75 days after filing pursuant to paragraph (a)(2)
[_]   on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[LOGO] [A/B]


PROSPECTUS  |  AUGUST 28, 2015

AB Fixed-Income Shares


Government STIF Portfolio








The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                           Page

SUMMARY INFORMATION.......................................   4

INVESTING IN THE PORTFOLIO................................   7

  How to Buy Shares.......................................   7

  How to Sell or Redeem Shares............................   7

  Frequent Purchases and Redemptions of Portfolio Shares..   7

  How the Portfolio Values Its Shares.....................   7

MANAGEMENT OF THE PORTFOLIO...............................   8

DIVIDENDS, DISTRIBUTIONS AND TAXES........................   9

GENERAL INFORMATION.......................................  10

FINANCIAL HIGHLIGHTS......................................  11

SUMMARY INFORMATION
--------------------------------------------------------------------------------

GOVERNMENT STIF PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is maximum current income to the extent consistent with safety of principal and liquidity.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment) None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


----------------------
Management Fees  0.00%
Other Expenses   0.01%
Total Expenses   0.01%
----------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your Portfolio shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------
After 1 Year    $ 1
After 3 Years   $ 3
After 5 Years   $ 6
After 10 Years  $13
-------------------


PRINCIPAL STRATEGIES:
The Portfolio is a "money market fund" that seeks to maintain a stable net asset value, or NAV, of $1.00 per share although there is no guarantee that the Portfolio will maintain a NAV of $1.00 per share.


The Portfolio invests at least 80%, and normally substantially all, of its net assets in marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest) ("U.S. Government securities") and repurchase agreements related to such securities. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio may also invest in when-issued securities.

Effective October 28, 2015, the Portfolio will invest 99.5% or more of its total assets in cash, U.S. Government securities and/or repurchase agreements related to U.S. Government securities that are collateralized fully.


As a money market fund, the Portfolio must meet the requirements of the Securities and Exchange Commission ("Commission") Rule 2a-7. The Rule imposes strict conditions on the investment quality, maturity, diversification, and liquidity of the Portfolio's investments. Among other things, Rule 2a-7 requires that the Portfolio's investments have (i) a remaining maturity of no more than 397 days unless otherwise permitted by Rule 2a-7, (ii) a weighted average maturity that does not exceed 60 days, and (iii) a weighted average life that does not exceed 120 days. For purposes of calculating weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating weighted average life, the life of an adjustable rate security will be its stated final maturity, without regard to interest rate adjustments. Rule 2a-7 imposes liquidity standards that require the Portfolio to hold at least 10% and 30% of its total assets in daily liquid assets and weekly liquid assets, respectively, as defined in Rule 2a-7. Rule 2a-7 also limits the Portfolio's investments in illiquid securities to 5% of its total assets.

PRINCIPAL RISKS

.. MONEY MARKET FUND RISK AND REGULATORY DEVELOPMENTS: Money market funds are sometimes unable to maintain an NAV at $1.00 per share and, as it is generally referred to, "break the buck". In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Portfolio's shareholders should not rely on or expect an affiliate of the Portfolio to purchase distressed assets from the Portfolio, make capital infusions, enter into credit support agreements or take other actions to prevent the Portfolio from breaking the buck. In addition, you should be aware that significant redemptions by large investors in the Portfolio could have a material adverse effect on the Portfolio's other shareholders. The Portfolio's NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. Money market funds are also subject to regulatory risk.


   The Commission recently adopted changes to Rule 2a-7. The new rules do not significantly affect government money market funds, such as the Portfolio. The Portfolio will be required under the new rules to invest 99.5% of its total assets in U.S. Government securities and repurchase agreements related thereto, and the Portfolio has changed its investment policy to conform to this requirement. There are a number of changes under the new rules that relate to diversification, disclosure, reporting, and stress testing requirements. The Portfolio is implementing these changes on or before the dates they become effective. The new rules will also permit the Portfolio, at the discretion of the Portfolio's Board of Directors, to, under certain circumstances, impose liquidity fees of up to 2% on, or suspend, redemptions for limited periods of time.

.. INTEREST RATE RISK: Changes in interest rates will affect the yield and value of the Portfolio's investments in short-term securities. A decline in interest rates will affect the Portfolio's yield as these securities mature or are sold and the Portfolio purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities.

.. CREDIT RISK: Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio's investments in U.S. Government securities or related repurchase agreements have minimal credit risk compared to other investments.


.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Portfolio from selling out of these securities at an advantageous time or price.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible that you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

.. how the Portfolio's performance changed from year to year over the life of the Portfolio; and

.. the Portfolio's average annual returns for one year, five years, and since inception.

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

Through June 30, 2015, the year-to-date unannualized return for the Portfolio's shares was 0.05%.


                                    [CHART]

                             Calendar Year End (%)

 05     06     07      08      09       10       11       12       13       14
----   ----   -----   -----   -----    -----    -----    -----    -----    -----
 n/a    n/a   5.11%   2.36%   0.28%    0.16%    0.11%    0.13%    0.10%    0.08%



During the period shown in the bar chart, the Portfolio's:


BEST QUARTER WAS UP 1.30%, 2ND QUARTER, 2007; AND WORST QUARTER WAS UP 0.02%, 4TH QUARTER 2014.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the period ended December 31, 2014)



                           1 YEAR 5 YEARS SINCE INCEPTION*
----------------------------------------------------------
Government STIF Portfolio  0.08%   0.11%       1.05%
----------------------------------------------------------


* Inception date: 12/13/2006.

You may obtain the most current seven-day yield information of the Portfolio by calling 800-221-5672 or your financial intermediary.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PURCHASE AND SALE OF PORTFOLIO SHARES

PURCHASE MINIMUMS

                                                                     INITIAL  SUBSEQUENT
-----------------------------------------------------------------------------------------
Government STIF Portfolio                                            $25,000    None
-----------------------------------------------------------------------------------------

You may sell (redeem) your shares each day the New York Stock Exchange ("Exchange") is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION
The Portfolio may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

INVESTING IN THE PORTFOLIO
--------------------------------------------------------------------------------

HOW TO BUY SHARES

Shares of the Portfolio are offered exclusively to institutional clients of the Adviser, including the mutual funds managed by the Adviser. The Portfolio will be used, among other purposes, as a sweep vehicle for daily available cash balances of such clients.


OTHER PURCHASE INFORMATION
Purchases of the Portfolio's shares will be made only in full shares. The Portfolio may refuse any order to purchase shares. The Portfolio reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons.


Clients may purchase shares of the Portfolio if they invest at least $25,000 ("Minimum Investment"), except that the Minimum Investment requirement does not apply to any AB mutual fund that invests in the Portfolio. The Minimum Investment may be made over a 60-day period following an initial investment of less than the Minimum Investment. For these situations, the Portfolio requests that a client confirm to the Adviser that the client intends to invest at least $25,000 in shares of the Portfolio within 60 days. If a client fails to invest the Minimum Investment over the 60-day period, the Adviser may redeem the client's shares.


There is no subsequent minimum investment required to maintain an account.

HOW TO SELL OR REDEEM SHARES
Investors may "redeem" shares on any day the Exchange is open. Redemption requests for Portfolio shares are effected at the next-determined NAV, after the Portfolio receives a sales request in proper form. A redemption request received prior to the Portfolio Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading), is effected on that day. A redemption request received after that time is effected on the next business day.

The Portfolio may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws. Shares of the Portfolio will be held by institutional clients of the Adviser. The Portfolio reserves the right to redeem shares of any investor at the then-current value of such shares (which will be paid promptly to the investor) if the investor ceases to be a qualified investor, as determined by the Adviser. Affected investors will receive advance notice of any such mandatory redemption.

Under certain circumstances, the Portfolio may determine to pay a redemption request wholly or partly by a distribution in kind of securities from its portfolio, instead of cash.

OTHER
Purchases and redemptions in the Portfolio will be executed at the Portfolio Closing Time. Investments receive the full dividend for a day if an order and Federal funds or bank wire monies are received by AllianceBernstein Investor Services, Inc. ("ABIS"), the Portfolio's transfer agent, by that time for the Portfolio on that day.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

The AB mutual funds' Directors have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of AB mutual fund shares or excessive or short-term trading that may disadvantage long-term fund shareholders. As a money market fund that seeks to maintain a constant NAV of $1.00 per share, the Portfolio is not an effective vehicle for short-term trading activity. The Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason.


HOW THE PORTFOLIO VALUES ITS SHARES
The Portfolio's NAV, which is the price at which shares of the Portfolio are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). Generally, the NAV is not calculated, and purchase and redemption orders are not accepted, on days that the Exchange is closed; however, the Portfolio may elect to, but is not required to, remain open for the purposes of processing certain transactions (excluding exchanges into and out of the Portfolio) and calculating the NAV even on days that the Exchange is closed in the following circumstances:

1) The Federal Reserve System is open;

2) The primary trading markets for the Portfolio's portfolio instruments are open; and

3) The Adviser believes there is an adequate market to meet purchase and redemption requests.

The calculation of NAV in such circumstances will ordinarily be made when the Portfolio closes for business on that day.

To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Portfolio's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of June 30, 2015 totaling approximately $485 billion (of which approximately $99.5 billion represented assets of registered investment companies). As of June 30, 2015, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 18 of the nation's FORTUNE 100 companies), for public employee retirement funds across 24 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 33 registered investment companies managed by the Adviser, comprising approximately 139 separate investment portfolios, had as of June 30, 2015 approximately 2.8 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolio. The Portfolio does not pay a management fee for the Adviser's investment advisory services. A discussion regarding the basis for the approval of the Portfolio's investment advisory agreement by the Board of Directors of AB Fixed-Income Shares, Inc. is available in the Portfolio's annual report to shareholders for the fiscal year ended April 30, 2015.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Portfolio's net income is calculated at the Portfolio Closing Time, and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income.

The Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolio's dividend distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income. Any distributions attributable to long-term capital gains of the Portfolio may be taxable to you as long-term capital gains. The Portfolio's distributions also may be subject to certain state and local taxes.


Each year shortly after December 31, the Portfolio will send tax information to shareholders stating the amount and type of all of its distributions for the year. The Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, if any, and redemptions paid to shareholders who have not provided the Portfolio with their correct taxpayer identification number. To avoid this, a shareholder must provide a correct taxpayer identification number.


You are encouraged to consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Portfolio may suspend redemptions or postpone payment for up to seven days or longer as permitted by federal securities law. The Portfolio reserves the right to close small accounts.

Transfer Agency Services. ABIS acts as the transfer agent for the Portfolio. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.


Portfolio Holdings. Detailed information about the Portfolio's portfolio holdings as of the last day of the most recent calendar month is posted on the Adviser's website at www.ABglobal.com/abcom/Product_Center/3_Vehicle/MF/MoneyMarkets/
Exchange_Reserves.htm
 (click on "Literature", then "Money Market Holdings"). This information is updated within five business days after the end of each month and will remain available online for at least six months. The information provides a link to the Commission's website where the most recent 12 months of publicly available information filed by the Portfolio may be obtained. The Portfolio's Statement of Additional Information (SAI) includes a description of the policies and procedures that apply to disclosure of the Portfolio's portfolio holdings.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five years. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The financial statements for all fiscal periods have been audited by Ernst & Young LLP, the independent registered public accounting firm for the Portfolio. The report of the independent registered public accounting firm, along with the Portfolio's financial statements, including the financial highlights, are included in the Portfolio's annual report, which is available upon request.



                                                                                     YEAR ENDED APRIL 30,
                                                                          2015       2014     2013    2012      2011
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 1.00     $ 1.00     $ 1.00  $ 1.00  $ 1.00
                                                                       ------     ------     ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                               .00        .00        .00     .00     .00
Net realized and unrealized gain on investment transactions(b)            .00        .00        .00     .00     .00
                                                                       ------     ------     ------  ------  ------
Net increase in net asset value from operations(b)                        .00        .00        .00     .00     .00
                                                                       ------     ------     ------  ------  ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income(b)                                  (.00)      (.00)      (.00)   (.00)   (.00)
Distributions from net realized gain on investment transactions          (.00)(b)   (.00)(b)    -0-     -0-     -0-
                                                                       ------     ------     ------  ------  ------
Total dividends and distributions(b)                                     (.00)      (.00)      (.00)   (.00)   (.00)
                                                                       ------     ------     ------  ------  ------
Net asset value, end of period                                         $ 1.00     $ 1.00     $ 1.00  $ 1.00  $ 1.00
                                                                       ======     ======     ======  ======  ======
TOTAL RETURN
Total investment return based on net asset value(c)                       .08%       .08%       .14%    .09%    .17%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000,000's omitted)                          $7,729     $5,770     $5,408  $5,809  $3,767
Ratio to average net assets of:
 Expenses                                                                 .01%       .01%       .01%    .01%    .01%/+/
 Net investment income                                                    .08%       .08%       .14%    .09%    .17%/+/
-----------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Amount is less than $0.005.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

+ The ratio includes expenses attributable to estimated costs of proxy solicitation.

For more information about the Portfolio, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI and the independent public accounting firm's report and financial statements in the Portfolio's most recent annual report are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolio by contacting the Adviser:

BY MAIL:   c/o AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

BY PHONE:  For Information and Literature: (800) 227-4618

Or you may view or obtain these documents from the Securities and Exchange Commission ("Commission"):

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Portfolio are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, DC 20549-1520.


You may find more information about the Adviser on the Internet at: www.ABglobal.com. The Portfolio's shareholder reports, prospectus and SAI are not available through the Adviser's website since the Portfolio is only available to institutional clients of the Adviser.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.


File No. 811-06068
                                                                  PRO-0110-0815

                                    [GRAPHIC]

[A/B]
[LOGO]

ALLIANCEBERNSTEIN INVESTMENTS


--------------------------------------------------------------------------------
                          AB FIXED-INCOME SHARES, INC.
                           Government STIF Portfolio
--------------------------------------------------------------------------------


c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672



--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
                                August 28, 2015
--------------------------------------------------------------------------------

      This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current prospectus, dated August 28, 2015, for AB Fixed-Income Shares, Inc. (the "Fund") that offers the shares of the Government STIF Portfolio (the "Portfolio") of the Fund (the "Prospectus"). Financial Statements for the Fund for the fiscal year ended April 30, 2015 are included in the annual report to shareholders and are incorporated into the SAI by reference. Copies of the Prospectus and the Fund's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or telephone number shown above.

                               TABLE OF CONTENTS
                        -------------------------------

                                                                           Page
                                                                          ------


INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS................................1
INVESTMENT RESTRICTIONS........................................................5
MANAGEMENT OF THE PORTFOLIO....................................................6
EXPENSES OF THE FUND..........................................................22
PURCHASE AND REDEMPTION OF SHARES.............................................23
DAILY DIVIDENDS-DETERMINATION OF NET ASSET VALUE..............................25
TAXES.........................................................................26
PORTFOLIO TRANSACTIONS........................................................26
GENERAL INFORMATION...........................................................29
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
  ACCOUNTING FIRM.............................................................31

---------------------------
The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------
                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
--------------------------------------------------------------------------------

      The Fund is an open-end investment company. The Portfolio, a series of the Fund, is described by the Prospectus that is supplemented by this SAI. The investment objective of the Portfolio is maximum current income to the extent consistent with safety of principal and liquidity. As is true with all investment companies, there can be no assurance that the Portfolio's objective will be achieved. If a percentage investment is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from a change in the amount of the Portfolio's assets will not constitute a violation of that restriction.


      The Portfolio is a "money market fund" that seeks to maintain a stable net asset value, or NAV, of $1.00 per share. The Portfolio pursues its objective by maintaining a portfolio of high-quality U.S. Dollar-denominated money market securities. The Portfolio invests at least 80%, and normally substantially all, of its net assets in marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest) ("U.S. Government securities") and repurchase agreements related to such securities. The Portfolio may also invest in when-issued securities. This policy may not be changed without 60 days' prior written notice to shareholders. Effective October 28, 2015, the Portfolio will invest 99.5% or more of its total assets in cash, U.S. Government securities and/or repurchase agreements related to U.S. Government securities that are collateralized fully.


      The Portfolio invests in securities in accordance with Securities and Exchange Commission (the "Commission") Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, under Rule 2a-7, the Portfolio will invest in securities that at the time of investment have remaining maturities not exceeding 397 days. The Portfolio is subject under Rule 2a-7 to maturity limits. Currently, the maximum dollar-weighted average maturity of the Portfolio's investments is limited to 60 days or less and the dollar-weighted average life of the Portfolio's investments is limited to 120 days or less. For purposes of calculating weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating weighted average life, the life of an adjustable rate security will be its stated final maturity, without regard to interest rate adjustments. The Portfolio is also subject to minimum daily and weekly liquidity requirements. The Portfolio must hold at least 10% of its total assets in daily liquid assets as defined in Rule 2a-7, determined at the time of acquisition of a security. Daily liquid assets are currently defined in Rule 2a-7 as cash, direct obligations of the U.S. Government, or securities that will mature, or are subject to a demand feature that is exercisable, within one business day. The Portfolio must also hold at least 30% of its total assets in weekly liquid assets, which are defined the same way as daily liquid assets except that they must mature, or be subject to a demand feature that is exercisable, within five business days.


      The Commission recently adopted changes to Rule 2a-7. The new rules do not significantly affect government money market funds, such as the Portfolio. The Portfolio will be required under the new rules to invest 99.5% of its total assets in U.S. Government securities and repurchase agreements related thereto, and the Portfolio has changed its investment policy to conform to this requirement. There are a number of changes under the new rules that relate to diversification, disclosure, reporting and stress testing requirements. The Portfolio is implementing these changes on or before the dates they become effective. The new rules will also permit the Portfolio, at the discretion of the Portfolio's Board of Directors, to, under certain circumstances, impose liquidity fees of up to 2% on, or suspend, redemptions for limited periods of time.


General
-------

      The Portfolio intends to comply with Rule 2a-7 under the 1940 Act, as amended from time to time, including the portfolio quality, maturity and diversification conditions imposed by the Rule. To the extent that the Portfolio's limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of the Rule.

      Pursuant to Rule 2a-7 as currently in effect, the Portfolio may invest only in U.S. Dollar-denominated securities that the Portfolio's investment adviser, AllianceBernstein L.P. (the "Adviser"), determines present minimal credit risk and that are, at the time of acquisition, "Eligible Securities", as that term is defined in Rule 2a-7. Generally, an Eligible Security is a security that has a remaining maturity of 397 days or less, unless otherwise permitted by Rule 2a-7. Under the Commission's guidance in a no-action letter dated August 19, 2010, the security must be rated, or issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any Requisite NRSROs, which are currently defined in Rule 2a-7 as nationally recognized statistical rating organizations ("NRSROs"). If only one NRSRO has issued a rating, that rating may be used. In addition, an Unrated Security, as defined in Rule 2a-7, may be an Eligible Security if the Adviser determines that it is of comparable quality to a Rated Security.

      Eligible Securities are classified as either first tier securities or second tier securities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the Requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Any Eligible Security that is a U.S. Government security is also a first tier security. A security that has received the second highest rating by the Requisite NRSROs, or is an unrated security of comparable quality, is a second tier security. Under Rule 2a-7, the Portfolio may not invest more than five percent of its assets in first tier securities of any one issuer other than the U.S. Government, its agencies and instrumentalities or repurchase agreements collateralized by the U.S. Government securities subject to look-through treatment. Under Rule 2a-7, the Portfolio may not invest in a second tier security if (i) the security has a remaining maturity of greater than 45 calendar days, and (ii) immediately after the acquisition thereof, the Portfolio would have invested more than (A) 1/2 of one percent of its total assets in the second tier securities of any one issuer and
(B) three percent of its total assets in second tier securities. In connection with its recent adoption of changes to Rule 2a-7, the Commission re-proposed amendments to the Rule to remove references to NRSROs and to substitute other standards of creditworthiness.

Portfolio Policies
------------------

      Except as otherwise provided, the investment objective and policies of the Portfolio are not designated "fundamental policies" within the meaning of the 1940 Act and may, therefore, be changed by the Board of Directors (the "Board") without a shareholder vote. However, the Portfolio will not change its investment objective without 60 days' prior written notice to shareholders.


      The Portfolio normally invests substantially all of its assets in marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities, or repurchase agreements pertaining thereto. Effective October 28, 2015, the Portfolio will invest 99.5% or more of its total assets in cash, U.S. Government securities and/or repurchase agreements related to U.S. Government securities that are collateralized fully.


      The Portfolio's investments may include the following:

      1. U.S. Government Securities. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA") and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury and others are supported by the right of the issuer to borrow from the Treasury. Securities issued by the FHLMC and the FNMA were supported only by the credit of the agency or instrumentality, but since 2008 when these entities were placed in conservatorship, their securities are, in effect, supported by the full faith and credit of the U.S. Treasury. These securities are considered U.S. Government securities for the purposes of Rule 2a-7 under the 1940 Act.

      2. Repurchase agreements that are fully collateralized. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor on an agreed-upon future date, normally one day or a week later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate that is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund's Custodian) or broker-dealers that are determined to be creditworthy by the Adviser. For each repurchase agreement, the Portfolio requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement may not be greater than 397 days as currently required by Rule 2a-7. If a counterparty defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Portfolio might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. A repurchase agreement is deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully, as defined in Rule 2a-7. The Portfolio may only invest in repurchase agreements pertaining to the marketable obligations of, or marketable obligations guaranteed by, the U.S. Government, its agencies or instrumentalities.

Additional Investment Policies
------------------------------

      The following investment policies supplement those set forth above for the Portfolio.

Floating and Variable Rate Obligations
--------------------------------------

      The Portfolio may also purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Portfolio may invest in variable and floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Portfolio may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.

Illiquid Securities
-------------------

      Pursuant to Rule 2a-7, the Portfolio will not invest in illiquid securities if immediately after such investment more than 5% of the Portfolio's total assets would be invested in such securities. Under Rule 2a-7, an illiquid security is one that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value attributed to it by the Portfolio.

      Following the purchase of an illiquid security by the Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Directors regarding purchases of illiquid securities.

Investments in Other Investment Companies
-----------------------------------------

      The Portfolio may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

Reverse Repurchase Agreements
-----------------------------

      While the Portfolio has no plans to do so, it may also enter into reverse repurchase agreements, which involve the sale of money market securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Portfolio does not currently intend to enter into such agreements.

When-Issued Securities
----------------------

      The Portfolio is permitted to purchase "when-issued" securities related to the types of securities in which it is permitted to invest. With respect to these securities, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs from within ten days to one month after the purchase of the issue. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and, thus, no interest accrues to the Portfolio from the transaction. When-issued securities may be sold prior to the settlement date. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its NAV. The Portfolio's investments in when-issued securities are subject to the risk of market fluctuations because the Portfolio agrees to buy the securities at a certain price, even though the market price of the securities at the time of delivery may be lower than the agreed-upon purchase price.

General
-------

      While there are many kinds of short-term securities used by money market investors, the Portfolio, in keeping with its primary investment objective of safety of principal, generally invests in the types summarized above. Net income to shareholders is aided both by the Portfolio's ability to make investments in large denominations and by efficiencies of scale. Also, the Portfolio may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of the Portfolio's investments may decrease during periods of rising interest rates and may increase during intervals of falling rates. These changes in value are usually smaller for short-term debt securities than for debt securities with longer maturities. In addition, if interest rates on U.S. Government securities in which the Portfolio invests remain low for an extended period of time, the Portfolio may have difficulties in providing a positive yield, paying expenses out of Portfolio assets, or maintaining a stable $1.00 NAV.

--------------------------------------------------------------------------------
                            INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

      The Portfolio has adopted the following fundamental investment policies, which may not be changed without approval by the vote of a majority of the Portfolio's outstanding voting securities, which means the affirmative vote of
(1) 67% or more of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less.

      As a matter of fundamental policy, the Portfolio:

      1. may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;(1)

--------
(1) This limitation does not apply to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

      2. may not issue any senior security (as that term is defined in the 1940
Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

      3. may not make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities; (c) the use of repurchase agreements; or (d) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act;

      4. may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

      5. may purchase or sell commodities or options thereon to the extent permitted by applicable law; or

      6. may not act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933.

      As a fundamental policy, the Portfolio is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Portfolio's assets consist of:

            o     Cash or cash items;
            o     Government securities;
            o     Securities of other investment companies; and
            o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Portfolio.(2)

--------
(2) As a matter of operating policy, pursuant to Rule 2a-7, the Portfolio will invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer (or, under amended Rule 2a-7, certain affiliated issuers), except that under Rule 2a-7, the Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. This policy with respect to diversification would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets, in any one issuer only in the event Rule 2a-7 is amended in the future.


--------------------------------------------------------------------------------
                          MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

The Adviser
-----------

      The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Portfolio under the supervision of the Fund's Board. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.


      The Adviser is a leading global investment management firm supervising client accounts with assets as of June 30, 2015, totaling approximately $485 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

      As of June 30, 2015, the direct ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

                 AXA and its subsidiaries          62.1%
                 AllianceBernstein Holding L.P.    36.5
                 Unaffiliated holders               1.4
                                                   --------
                                                   100.0%
                                                   ========

      AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. is a Delaware limited partnership ("Holding") the units of which ("Holding Units") are traded publicly on the New York Stock Exchange (the "Exchange") under the ticker symbol "AB". As of June 30, 2015, AXA also owned approximately 1.4% of the issued and outstanding assignments of beneficial ownership of Holding Units.

      AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 62.7% economic interest in the Adviser as of June 30, 2015.


Advisory Agreement and Expenses
-------------------------------

      The Adviser serves as investment manager and adviser to the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervision of the Fund's Board. Under the Advisory Agreement, the Adviser provides advice and recommendations with respect to the Portfolio's portfolio of securities and investments, and provides persons satisfactory to the Fund's Board to serve as the Portfolio's officers. Such officers or employees may be employees of the Adviser or the affiliates.


      Under the terms of the Advisory Agreement, the Adviser receives no advisory fee. However, the Portfolio has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Portfolio by the Adviser, the Portfolio may employ its own personnel. For such services it may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Portfolio at cost and the payments will be specifically approved by the Fund's Board. During the Portfolio's fiscal year ended April 30, 2015, the Portfolio paid to the Adviser a total of $49,261 with respect to such services.

      The Advisory Agreement continues in effect from year to year provided that its continuance is specifically approved at least annually by a vote of a majority of the Portfolio's outstanding voting securities or by the Fund's Board, and in either case, by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party at a meeting called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement was approved by a vote, cast in person, for an additional annual term by the Board at its meeting held on November 4-6, 2014.


      Any material amendment to the Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Directors who are not interested persons of the Portfolio or the Adviser. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party, by vote of a majority of the outstanding voting securities of the Portfolio, by a vote of a majority of the Directors or by the Adviser and will automatically terminate in the event of assignment.

      The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

      Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolio. When two or more of the clients of the Adviser (including the Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.


      The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AB Blended Style Series, Inc., AB Bond Fund, Inc., AB Cap Fund, Inc., AB Core Opportunities Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Exchange Reserves, AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB Global Thematic Growth Fund, Inc., AB Growth and Income Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB International Growth Fund, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Trust, AB Unconstrained Bond Fund, Inc., AB Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AB Pooling Portfolios, and The AB Portfolios, all open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AB Multi-Manager Alternative Fund, AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., and Alliance New York Municipal Income Fund, Inc., all closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AB Fund Complex", while all of these investment companies, except the Sanford C. Bernstein Fund, Inc. and the AB Multi-Manager Alternative Fund, are referred to collectively below as the "AB Funds."


Board of Directors Information
------------------------------

      Certain information concerning the Fund's Directors is set forth below.


                                                                                PORTFOLIOS
                                                                                IN AB FUND    OTHER PUBLIC
                                                                                COMPLEX       COMPANY
NAME, ADDRESS*, AGE              PRINCIPAL OCCUPATION(S)                        OVERSEEN      DIRECTORSHIPS
AND (YEAR                        DURING PAST FIVE                               BY            CURRENTLY HELD BY
FIRST ELECTED**)                 YEARS OR LONGER                                DIRECTOR      DIRECTOR
--------------------             -----------------------                        -----------   -----------------


INDEPENDENT DIRECTORS
---------------------


Chairman of the Board            Private Investor since prior to 2010.           121          Xilinx, Inc. (programmable
Marshall C. Turner, Jr., #       Former Chairman and CEO of Dupont                            logic semi-conductors)
73                               Photomasks, Inc. (components of                              since 2007
(2006)                           semi-conductor manufacturing).  He has
                                 extensive operating, leadership and
                                 venture capital investing experience,
                                 including five interim or full-time CEO
                                 roles, and prior service as general
                                 partner of several institutional venture
                                 capital partnerships, and serves on the
                                 boards of three education and
                                 science-related non-profit organizations.
                                 He has served as a director of one AB
                                 fund since 1992, and director or trustee
                                 of multiple AB funds since 2005.  He has
                                 been Chairman of the AB Funds since
                                 January 2014, and the Chairman of the
                                 Independent Directors Committees of such
                                 Funds since February 2014.

John H. Dobkin, #                Independent Consultant since prior to           121          None
73                               2010. Formerly, President of Save Venice,
(1993)***                        Inc. (preservation organization) from
                                 2001- 2002; Senior Advisor from June 1999
                                 - June 2000 and President of Historic
                                 Hudson Valley (historic preservation)
                                 from December 1989 - May 1999.
                                 Previously, Director of the National
                                 Academy of Design. He has served as a
                                 director or trustee of various AB Funds
                                 since 1992 and as Chairman of the Audit
                                 Committees of a number of such Funds from
                                 2001-2008.

Michael J. Downey, #             Private Investor since prior to 2010.           121          Asia Pacific Fund, Inc.
71                               Formerly, managing partner of Lexington                      (registered investment
(2006)                           Capital, LLC (investment advisory firm)                      company) since prior to
                                 from December 1997 until December 2003.                      2010
                                 He also served as a director of Prospect
                                 Acquisition Corp. (financial services)
                                 from 2007 until 2009. From 1987 until
                                 1993, Chairman and CEO of Prudential
                                 Mutual Fund Management, director of the
                                 Prudential mutual funds, and member of
                                 the Executive Committee of Prudential
                                 Securities, Inc. He has served as a
                                 director or trustee of the AB Funds since
                                 2005 and is a director and Chairman of
                                 one other registered investment company.

William H. Foulk, Jr., #, ##     Investment Adviser and an Independent           121          None
82                               Consultant since prior to 2010.
(1990)***                        Previously, he was Senior Manager of
                                 Barrett Associates, Inc., a registered
                                 investment adviser.  He was formerly
                                 Deputy Comptroller and Chief Investment
                                 Officer of the State of New York and,
                                 prior thereto, Chief Investment Officer
                                 of the New York Bank for Savings.  He has
                                 served as a director or trustee of
                                 various AB Funds since 1983, and was
                                 Chairman of the Independent Directors
                                 Committees of the AB Funds from 2003 to
                                 early February 2014.  He served as
                                 Chairman of such Funds from 2003 through
                                 December 2013. He is also active in a
                                 number of mutual fund related
                                 organizations and committees.

D. James Guzy, #                 Chairman of the Board of SRC Computers,         121          None
79                               Inc. (semi-conductors), with which he has
(2006)                           been associated since prior to 2010. He
                                 served as Chairman of the Board of PLX
                                 Technology (semi-conductors) since prior
                                 to 2010 until November 2013.  He was a
                                 director of Intel Corporation
                                 (semi-conductors) from 1969 until 2008,
                                 and served as Chairman of the Finance
                                 Committee of such company for several
                                 years until May 2008. He has served as a
                                 director or trustee of one or more of the
                                 AB Funds since 1982.

Nancy P. Jacklin, #, ##          Professorial Lecturer at the Johns              121          None
67                               Hopkins School of Advanced International
(2006)                           Studies (2008-2015). U.S. Executive
                                 Director of the International Monetary
                                 Fund (which is responsible for ensuring
                                 the stability of the international
                                 monetary system), (December 2002-May
                                 2006); Partner, Clifford Chance
                                 (1992-2002); Sector Counsel,
                                 International Banking and Finance, and
                                 Associate General Counsel, Citicorp
                                 (1985-1992); Assistant General Counsel
                                 (International), Federal Reserve Board of
                                 Governors (1982-1985); and Attorney
                                 Advisor, U.S. Department of the Treasury
                                 (1973-1982). Member of the Bar of the
                                 District of Columbia and of New York; and
                                 member of the Council on Foreign
                                 Relations. She has served as a director
                                 or trustee of the AB Funds since 2006 and
                                 has been Chairman of the Governance and
                                 Nominating Committee of the Funds since
                                 August 2014.

Garry L. Moody, #                Independent Consultant. Formerly,               121          None
63                               Partner, Deloitte & Touche LLP
(2010)                           (1995-2008) where he held a number of
                                 senior positions, including Vice
                                 Chairman, and U.S. and Global Investment
                                 Management Practice Managing Partner;
                                 President, Fidelity Accounting and
                                 Custody Services Company (1993-1995); and
                                 Partner, Ernst & Young LLP (1975-1993),
                                 where he served as the National Director
                                 of Mutual Fund Tax Services and Managing
                                 Partner of its Chicago Office Tax
                                 department. He is a member of both the
                                 Governing Council of the Independent
                                 Directors Council (IDC), an organization
                                 of independent directors of mutual funds,
                                 and the Trustee Advisory Board of Board
                                 IQ, a biweekly publication focused on
                                 issues and news affecting directors of
                                 mutual funds. He has served as a director
                                 or trustee, and as Chairman of the Audit
                                 Committees, of the AB Funds since 2008.

Earl D. Weiner, #                Of Counsel, and Partner prior to January        121          None
76                               2007, of the law firm Sullivan & Cromwell
(2007)                           LLP and is a former member of the ABA
                                 Federal Regulation of Securities
                                 Committee Task Force to draft editions of
                                 the Fund Director's Guidebook. He has
                                 served as a director or trustee of the AB
                                 Funds since 2007 and served as Chairman
                                 of the Governance and Nominating
                                 Committee of the AB Funds from 2007 until
                                 August 2014.


INTERESTED DIRECTOR
-------------------


Robert M. Keith, +
55                               Senior Vice President of the Adviser++          121          None
(2010)                           and the head of AllianceBernstein
                                 Investments, Inc. ("ABI")++ since July
                                 2008; Director of ABI and President of
                                 the AB Mutual Funds. Previously, he
                                 served as Executive Managing Director of
                                 ABI from December 2006 to June 2008.
                                 Prior to joining ABI in 2006, Executive
                                 Managing Director of Bernstein Global
                                 Wealth Management, and prior thereto,
                                 Senior Managing Director and Global Head
                                 of Client Service and Sales of the
                                 Adviser's institutional investment
                                 management business since 2004. Prior
                                 thereto, he was Managing Director and
                                 Head of North American Client Service and
                                 Sales in the Adviser's institutional
                                 investment management business with which
                                 he has been associated since prior to
                                 2004.


------------------
* The address for each of the Portfolio's independent Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**    There is no stated term of office for the Fund's Directors.

*** Director of the Fund since date indicated. The Fund's Portfolio was not created until December 2006.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##    Member of the Pricing Committee.

+ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

++    The Adviser and ABI are affiliates of the Fund.



      In addition to the public company directorships currently held by the Directors set forth in the table above, Mr. Turner was a director of SunEdison, Inc. (solar materials and power plants) since prior to 2010 until July 2014, Mr. Downey was a director of The Merger Fund (registered investment company) since prior to 2010 until 2013, Mr. Guzy was Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013 and a director of Cirrus Logic Corporation (semi-conductors) from prior to 2010 until July 2011, and Mr. Moody was a director of Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 until January 2014.


      The business and affairs of the Fund are overseen by the Board. Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.

      Experience, Skills, Attributes, and Qualifications of the Fund's Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

      The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

      In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as a director of the Fund, is provided in the table above and in the next paragraph.


      Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AB Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AB Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), served as Chairman of the Independent Directors Committee from 2003 until early February 2014, served as Chairman of the AB Funds from 2003 through December 2013, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), as a financial services lawyer in private practice, and has served as Chairman of the Governance and Nominating Committee of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the governing council of an organization of independent directors of mutual funds and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, and has served as Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and the Chairman of the Independent Directors Committee of such Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as director or trustee of various non-profit organizations and Chairman or Vice Chairman of a number of them, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on any such director any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.


      Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of the Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. The Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Pricing Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

      An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.


      Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

      Risk oversight forms part of the Board's general oversight of the Fund's investment program and operations and is addressed as part of various regular Board and committee activities. The Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer and the Global Heads of Investment Risk and Trading Risk of the Adviser), the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm and counsel, the Adviser's Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.


      Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals. As a result of the foregoing and other factors the Fund's ability to manage risk is subject to substantial limitations.

      Board Committees. The Board has four standing committees -- an Audit Committee, a Governance and Nominating Committee, a Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Pricing and Independent Directors Committees are identified above.


      The function of the Audit Committee is to assist the Board in its oversight of the Fund's accounting and financial reporting policies and practices. The Audit Committee met three times during the Fund's most recently completed fiscal year.

      The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee met three times during the Fund's most recently completed fiscal year.


      The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by the Fund's current Board members, officers, the Adviser, stockholders and other appropriate sources.

      Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Portfolio's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

      Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth
(A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background;
(ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected;
(iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

      The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

      The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, and the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.


      The function of the Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Portfolio made under unique or highly unusual circumstances not previously addressed by the Adviser's Valuation Committee that would result in a change in the Portfolio's NAV by more than $0.01 per share. The Pricing Committee did not meet during the Fund's most recently-completed fiscal year.

      The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory, Distribution Services and Transfer Agency Agreements. The Independent Directors Committee met seven times during the Fund's most recently-completed fiscal year.

      The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Director are set forth below.

                                                       AGGREGATE DOLLAR RANGE
                          DOLLAR RANGE OF EQUITY       OF EQUITY SECURITIES IN
                          SECURITIES IN THE FUND AS    THE AB FUND COMPLEX AS OF
                          OF DECEMBER 31, 2014*        DECEMBER 31, 2014
                          -------------------------    -------------------------


John H. Dobkin                       None                Over $100,000

Michael J. Downey                    None                Over $100,000

William H. Foulk, Jr.                None                Over $100,000

D. James Guzy                        None                Over $100,000

Nancy P. Jacklin                     None                Over $100,000

Robert M. Keith                      None                     None

Garry L. Moody                       None                Over $100,000

Marshall C. Turner, Jr.              None                Over $100,000

Earl D. Weiner                       None                Over $100,000

------------------
* The Government STIF Portfolio of the Fund is offered exclusively to institutional clients of the Adviser, including the mutual funds managed by the Adviser.



Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS* AND AGE                  POSITION(S) HELD WITH FUND            PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------------                  --------------------------            ----------------------------------------


Robert M. Keith,                        President and Chief Executive         See above.
55                                      Officer

Philip L. Kirstein,                     Senior Vice President and             Senior Vice President and
70                                      Independent Compliance Officer        Independent Compliance Officer of
                                                                              the AB Funds, with which he has
                                                                              been associated since October 2004.
                                                                              Prior thereto, he was Of Counsel to
                                                                              Kirkpatrick & Lockhart, LLP from
                                                                              October 2003 to October 2004, and
                                                                              General Counsel of Merrill Lynch
                                                                              Investment Managers, L.P. since prior
                                                                              to March 2003.

Raymond J. Papera,                      Senior Vice President                 Senior Vice President of the
59                                                                            Adviser,** with which he has been
                                                                              associated since prior to 2010.

Maria R. Cona,                          Vice President                        Vice President of the Adviser,**
60                                                                            with which she has been associated
                                                                              since prior to 2010.

Edward J. Dombrowski,                   Vice President                        Vice President of the Adviser,**
37                                                                            with which he has been associated
                                                                              since prior to 2010.

Lucas Krupa,                            Vice President                        Assistant Vice President of the
28                                                                            Adviser,** and Money Markets
                                                                              Associate on the Fixed Income Cash
                                                                              Management team, with which he has
                                                                              been associated since June 2010.
                                                                              Prior thereto, he was associated
                                                                              with Omnicom Capital, Inc. since
                                                                              prior to 2010.

Emilie D. Wrapp,                        Secretary                             Senior Vice President, Assistant
59                                                                            General Counsel and Assistant
                                                                              Secretary of ABI,** with which she
                                                                              has been associated since prior to
                                                                              2010.

Vincent S. Noto,                        Chief Compliance Officer              Senior Vice President since 2015
50                                                                            and Mutual Fund Chief Compliance
                                                                              Officer of the Adviser** since
                                                                              2014. Prior thereto, he was Vice
                                                                              President and Director of Mutual
                                                                              Fund Compliance of the Adviser**
                                                                              since prior to 2010.

Joseph J. Mantineo,                     Treasurer and Chief Financial         Senior Vice President of ABIS,**
56                                      Officer                               with which he has been associated
                                                                              since prior to 2010.

Phyllis J. Clarke,                      Controller                            Vice President of ABIS,** with
54                                                                            which she has been associated since
                                                                              prior to 2010.

-------------------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    The Adviser, ABI and ABIS are affiliates of the Fund.



      The Fund does not pay any fees to, or reimburse expenses of its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Portfolio to each of the Directors during its fiscal year ended April 30, 2015, the aggregate compensation paid to each of the Directors during calendar year 2014 by the AB Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AB Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any registered investment company in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AB Fund Complex.

                                                                       Total Number of
                                                                       Registered Investment    Total Number of
                                                                       Companies in the AB      Investment Funds
                                                                       Fund Complex,            within the AB Fund
                                                  Total Compensation   Including the Fund, as   Complex, Including the
                               Aggregate          from the AB Fund     to which the Director    Fund, as to which the
                               Compensation       Complex, Including   is a Director or         Director is a Director
Name of Director               from the Fund      the Fund             Trustee                  or Trustee
----------------               -------------      --------             -------                  ----------

John H. Dobkin                 $5,527               $262,000                30                      121

Michael J. Downey              $5,527               $262,000                30                      121

William H. Foulk, Jr.          $5,527               $262,000                30                      121

D. James Guzy                  $5,527               $262,000                30                      121

Nancy P. Jacklin               $5,753               $269,500                30                      121

Robert M. Keith                $    0               $      0                30                      121

Garry L. Moody                 $6,258               $297,000                30                      121

Marshall C. Turner, Jr.        $9,604               $457,000                30                      121

Earl D. Weiner                 $5,677               $272,500                30                      121
-------------------------------------------------------------------------------------------------------------------------

      As of August 7, 2015, the Directors and Officers of the Fund as a group owned less than 1% of the outstanding shares of the Portfolio.


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------


      As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals of the Adviser, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

      Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds other than mutual funds advised by the Adviser) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.


      Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

      Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

      The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
------------------------------

      The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Portfolio. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

      Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

      The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

      The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Portfolio's prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Portfolio do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

      Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

      The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.


--------------------------------------------------------------------------------
                              EXPENSES OF THE FUND
--------------------------------------------------------------------------------

Distribution Agreement
----------------------

      The Fund has entered into a Distribution Agreement (the "Agreement") with ABI, the Fund's principal underwriter, which has its principal offices at 1345 Avenue of the Americas, New York, New York 10105, to permit ABI to distribute the Fund's shares, which are sold at NAV without any sales charge. The Agreement does not obligate ABI to sell a specific number of shares.

      The Agreement continues in effect so long as its continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, and in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or "interested persons" of such parties, as defined in the 1940 Act, of any such party (other than as Directors of the Fund).

      All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph. The Agreement may be terminated
(a) by the Fund, on behalf of the Portfolio, without penalty at any time by a majority vote of the holders of the Portfolio's outstanding voting securities, or by a majority vote of the Independent Directors or (b) by ABI. To terminate the Agreement, any party must give the other parties 60 days' written notice. The Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement
-------------------------


      ABIS, an indirect wholly-owned subsidiary of the Adviser located principally at 8000 IH 10 W, 4th Floor, San Antonio, TX 78278-6003, is the Fund's Transfer Agent. ABIS, an indirect wholly-owned subsidiary of the Adviser, receives a minimum transfer agency fee per month for shares of the Fund, plus reimbursement for out-of-pocket expenses. ABIS registers the transfer, issuance, and redemption of shares of the Fund and disburses dividends and other distributions to Fund shareholders. For the fiscal year ended April 30, 2015, the Portfolio paid ABIS $18,000 pursuant to the Transfer Agency Agreement.


--------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------


      Shares of the Portfolio are offered exclusively to certain institutional clients of the Adviser, including the mutual funds in the AB Fund Complex. Institutional clients may purchase shares of the Portfolio provided they invest at least $25,000 ("Minimum Investment"), except that the Minimum Investment requirement does not apply to any AB mutual fund that invests in the Portfolio. The Minimum Investment may be made over a 60-day period following an initial investment of less than the Minimum Investment. For these situations, the Fund requests that a client confirm to the Adviser that the client intends to invest at least $25,000 in shares of the Portfolio within 60 days. If a client fails to invest the Minimum Investment over the 60-day period, the Adviser may redeem the client's shares.


      There is no subsequent minimum investment required to maintain an account. The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of the Portfolio's shares in response to conditions in the securities markets or for other reasons.

      In order to open your account, the Fund is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish an account without this information. If the Fund is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

      An order for the purchase of shares of the Portfolio will become effective, and the shares purchased will receive the dividend on shares declared on that day, if such order is received by the Portfolio Closing Time, which is the close of regular trading on each day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and Federal Funds or bank wire monies are received by the Portfolio Closing Time on such day. Federal Funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal Funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States Dollars.

      All shares purchased are confirmed monthly to each shareholder and are credited to the shareholder's account at NAV. To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, stock certificates, for which no charge is made, are not issued. The Fund reserves the right to reject any purchase order.

      A "business day", during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday on which the Exchange is open for trading. The Exchange is generally closed on national holidays and on Good Friday and Martin Luther King, Jr. Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. On any such day that is an official bank holiday, neither purchases nor wired redemptions can become effective because Federal Funds cannot be received or sent. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings), when trading on the Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his cost, depending on the market value of the securities held by the Fund at such time and the income earned. No interest will accrue on amounts represented by uncashed redemption checks.

Statements and Reports
---------------------

      Each shareholder of the Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, New York 10036. In addition, shareholders also receive a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.


--------------------------------------------------------------------------------
                DAILY DIVIDENDS-DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

      The NAV of the shares of the Portfolio is determined on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and on such other days as the Directors deem appropriate or necessary in order to comply with Rule 22c-1 of the 1940 Act. Generally, the NAV is not calculated, and purchase and redemption orders are not accepted, on days that the Exchange is closed; however, the Portfolio may elect to, but is not required to, remain open for the purposes of processing certain transactions (excluding exchanges into and out of the Portfolio) and calculating the NAV even on days that the Exchange is closed in the following circumstances:

            1)    The Federal Reserve System is open;
            2) The primary trading markets for the Portfolio's portfolio instruments are open; and
            3) The Adviser believes there is an adequate market to meet purchase and redemption requests.

The calculation of NAV in such circumstances will ordinarily be made when the Portfolio closes for business on that day. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

      The Portfolio's net income consists of all accrued interest income on assets less expenses allocable to the Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses of the Portfolio are reflected in its NAV and are not included in net income. NAV per share of the Portfolio is expected to remain constant at $1.00 since all net income of the Portfolio is declared as a dividend each time net income is determined and net realized gains and losses, if any, are expected to be relatively small.

      The valuation of the Portfolio's portfolio securities is based upon their amortized cost, which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

      The Fund maintains procedures designed to maintain its share price at $1.00. Such procedures include review of the Portfolio's portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the NAV of the Portfolio calculated by using available market quotations or market equivalents deviates from NAV based on amortized cost. There can be no assurance, however, that the Fund's NAV per share will remain constant at $1.00.

      The NAV of the shares of the Portfolio is determined on each day the Exchange is open and on such other days as the Directors deem appropriate or necessary in order to comply with Rule 22c-1 of the 1940 Act. The Portfolio's per share NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

--------------------------------------------------------------------------------
                                     TAXES
--------------------------------------------------------------------------------

      The Portfolio has qualified to date and intends to qualify in each future year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Portfolio distributes all of its net income and capital gains, the Portfolio itself should thereby avoid all Federal income and excise taxes.

      Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since the Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since the Portfolio's investment income is derived from interest rather than dividends, it is expected that for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at the same preferential tax rates applicable to long-term capital gains. Long-term capital gains, if any, distributed by the Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Any loss realized on shares held for six months or less will be treated as a long-term capital loss for Federal income tax purposes to the extent of any long-term capital gain distributions received on such shares. Distributions of short- and long-term capital gains, if any, are normally made once each year shortly before the close of the Portfolio's fiscal year, although such distributions may be made more frequently if necessary in order to maintain the Portfolio's NAV at $1.00 per share.

      Shareholders may be subject to state and local taxes on distributions. Each investor should consult his own tax adviser to determine the status of distributions in his particular state or locality.


--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Subject to the general oversight of the Directors, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Portfolio.

      The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). The Fund does not consider sales of shares of the Portfolio or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such consideration.

      Because the Portfolio invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and NAV of the Portfolio's shares since the portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis that does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.


      The Portfolio has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Portfolio to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Portfolio. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended April 30, 2015, 2014, and 2013, the Portfolio incurred no brokerage commissions.


Disclosure of Portfolio Holdings
--------------------------------

      The Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of its portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

      The Adviser has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about its portfolio holdings on a selective basis.


      The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. Rule 2a-7 under the 1940 Act requires the Fund to post monthly a schedule of investments as of the last day of the preceding month on the Adviser's website (www.ABglobal.com). The posted information is required to include dollar-weighted average portfolio maturity and, for each security, the name of the issuer, the category of investment, the CUSIP number, the principal amount, the maturity date, coupon and yield, and amortized cost value.


      The Adviser may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, (i) to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, (ii) to facilitate the review of the Fund by rating agencies, (iii) for the purpose of due diligence regarding a merger or acquisition, or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings to individual or institutional investors in the Fund or to intermediaries that distribute the Fund's shares without making such information public as described herein. Information may be disclosed with any frequency and any lag, as appropriate.

      Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

      The Adviser has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determine that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

      In accordance with these procedures, each of the following third parties has been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

The Fund and the Portfolio
--------------------------


      The Portfolio is a series of AB Fixed-Income Shares, Inc., an open-end management investment company registered under the Act and organized as a Maryland corporation on March 21, 1990. Maryland law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by federal or Maryland law or in accordance with an undertaking by the Adviser to the SEC.


      All shares of the Portfolio participate equally in dividends and distributions from the Portfolio, including any distributions in the event of a liquidation. Each share of the Portfolio is entitled to one vote for all purposes. There are no conversion or preemptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. Shareholders have available certain procedures for the removal of Directors. All shares of the Portfolio when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

      The Board is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares would be governed by the 1940 Act and Maryland law.

Principal Holders
-----------------


      To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of the outstanding shares of the Portfolio as of August 7, 2015.


Name and Address                                  No. of Shares       % of Class
----------------                                  -------------       ----------


AB Select US Equity Long/Short Holdings
STIF-Govt
1345 Avenue of Americas
New York, NY 10105                                 468,161,949          6.38%

ACM Global High Yield Fund
AllianceBernstein Investor Services
2-4 Rue Eugene
Luxembourg, L-2453                                  500,310,390          6.81%

Brown Brothers Harriman & Co
C/F AllianceBernstein Funds
Money Market Subscription Redemption
525 Washington Blvd.
Jersey City, NJ 07310-1692                          765,822,082         10.43%

Sanford C. Bernstein Fund, Inc.
Overlay A Portfolio
STIF-Govt
1345 Avenue of Americas
New York, NY 10105                                 558,105,164          7.60%

Sanford C. Bernstein Fund, Inc.
Tax-Aware Overlay A Portfolio
STIF-Govt
1345 Avenue of Americas
New York, NY 10105                                 1,102,715,414        15.02%

Sun America Volatility Overlay Management
1345 Avenue of Americas
New York, NY 10105                                  388,340,307          5.29%


Custodian and Accounting Agent
------------------------------

      State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, acts as custodian for the securities and cash of the Portfolio but plays no part in deciding the purchase or sale of portfolio securities.

Legal Matters
-------------

      The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

Independent Registered Public Accounting Firm
---------------------------------------------

      Ernst & Young LLP, 5 Times Square, New York, NY 10036 has been appointed as the independent registered public accounting firm for the Fund.

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      The financial statements of the Fund for the fiscal year ended April 30, 2015 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the Commission on July 2, 2015. This report is available without charge upon request by calling ABIS at
(800) 227-4618.

                                     PART C
                               OTHER INFORMATION

ITEM 28.    Exhibits
            --------

      (a) (1) Amended and Restated Articles of Incorporation of the Registrant dated February 24, 2006 - Incorporated by reference to Exhibit
            (a)(16) to Post-Effective Amendment No. 27 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 8, 2006.


            (2) Certificate of Amendment of the Agreement and Declaration of Trust, dated January 14, 1994 and effective January 20, 2015 - Filed herewith.


      (b) By-Laws - Amended and Restated - Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 27 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 8, 2006.

      (c)   Not Applicable.

      (d) (1) Advisory Agreement between the Registrant and AllianceBernstein L.P. (formerly Alliance Capital Management L.P.), amended February 1, 2001 - Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 2, 2001.

            (2) Form of Advisory Agreement between the Registrant (for the Prime STIF Portfolio and Government STIF Portfolio) and AllianceBernstein L.P.(formerly known as Alliance Capital Management L.P.) - Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 27 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 8, 2006.

      (e)   (1) Distribution Agreement between the Registrant and
            AllianceBernstein Investments, Inc. (formerly, AllianceBernstein Investment Research and Management, Inc.), amended February 1, 2001
            - Incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 21 of the Registrant's Registration Statement on Form N-1A, filed February 2, 2001.


            (2) Form of Distribution Agreement between the Registrant (for the Prime STIF Portfolio and Government STIF Portfolio) and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.) - Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 27 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 8, 2006.

      (f)   Not applicable.

      (g) Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, effective August 3, 2009 - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2010.

      (h)   Transfer Agency Agreement between the Registrant and
            AllianceBernstein Investor Services, Inc. (formerly known as Alliance Global Investor Services, Inc.) - Incorporated by reference to Exhibit (h) to Post Effective Amendment No. 27 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 8, 2006.

      (i)   Opinion and Consent of Seward & Kissel LLP - Filed herewith.

      (j) Consent of the Independent Registered Public Accounting Firm - Filed herewith.

      (k)   Not applicable.

      (l)   Not applicable.

      (m)   See Exhibit (e).

      (n)   Not applicable.

      (o)   Reserved.

      (p)   Not applicable (Money Market Fund).

Other Exhibits:


            Powers of Attorney for John H. Dobkin, Michael J. Downey, William
            H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert M. Keith, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Filed herewith.


ITEM 29.    Persons Controlled by or under Common Control with the Fund.

            Registrant does not control any person. Information regarding the persons under common control with the Registrant is contained in
            Exhibit 22 to the Registration Statement on Form S-1 under the Securities Act of 1933 of The Equitable Holding Companies Incorporated (Registration No. 33-48115).

ITEM 30.    Indemnification.

            It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Amendment and Restatement, and Section 9 of the Distribution Agreement, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Amendment and Restatement, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement, as set forth below.

            Article EIGHTH of the Registrant's Articles of Incorporation provide as follows:

EIGHTH: (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

            (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or
            (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

            (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

            (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

      The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect AllianceBernstein L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

      The Distribution Agreement between the Registrant and AllianceBernstein Investments, Inc. provides that the Registrant will indemnify, defend and hold AllianceBernstein Investments, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which AllianceBernstein Investments, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

      The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Advisory Agreement between Registrant and AllianceBernstein L.P. and the Distribution Agreement between Registrant and AllianceBernstein Investments , Inc., respectively, and each of which are incorporated by reference herein.

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officer and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

      The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernstein L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 31. Business and Other Connections of Investment Adviser.

                  The descriptions of AllianceBernstein L.P. under the caption
            "The Adviser" in the Prospectus and "Management of the Portfolios" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

                  The information as to the directors and executive officers of
            AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 32.    Principal Underwriters

      (a) AllianceBernstein Investments, Inc. ("ABI") is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI is Principal Underwriter or Distributor for the following investment companies:


            AB Blended Style Series, Inc.
            AB Bond Fund, Inc.
            AB Cap Fund, Inc.
            AB Core Opportunities Fund, Inc.
            AB Corporate Shares
            AB Discovery Growth Fund, Inc.
            AB Equity Income Fund, Inc.
            AB Exchange Reserves
            AB Global Bond Fund, Inc.
            AB Global Real Estate Investment Fund, Inc.
            AB Global Risk Allocation Fund, Inc.
            AB Global Thematic Growth Fund, Inc.
            AB Growth and Income Fund, Inc.
            AB High Income Fund, Inc.
            AB Institutional Funds, Inc.
            AB Intermediate California Municipal Portfolio(1)
            AB Intermediate Diversified Municipal Portfolio(1)
            AB Intermediate New York Municipal Portfolio(1)
            AB International Portfolio(1)
            AB International Growth Fund, Inc.
            AB Large Cap Growth, Inc.
            AB Municipal Income Fund, Inc.
            AB Municipal Income Fund II
            AB Short Duration Portfolio(1)
            AB Tax-Managed International Portfolio(1)
            AB Trust
            AB Unconstrained Bond Fund, Inc.
            AB Variable Products Series Fund, Inc.
            Sanford C. Bernstein Fund II, Inc.
            The AB Pooling Portfolios
            The AB Portfolios


-------------
1 This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.

            (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, NY 10105.


                           POSITIONS AND OFFICES WITH    POSITIONS AND
NAME                       UNDERWRITER                   OFFICES WITH REGISTRANT
----                       --------------------------    -----------------------

Directors
---------

Robert M. Keith            Director and President        President and Chief
                                                         Executive Officer

Mark R. Manley             Director and Secretary

Officers
--------

Emilie D. Wrapp            Senior Vice President,        Secretary/Clerk
                           Assistant General Counsel
                           and Assistant Secretary

Laurence H. Bertan         Senior Vice President and
                           Assistant Secretary

Peter G. Callahan          Senior Vice President

Kevin T. Cannon            Senior Vice President

Russell R. Corby           Senior Vice President

John W. Cronin             Senior Vice President

John C. Endahl             Senior Vice President

John Edward English        Senior Vice President

Daniel Ennis               Senior Vice President

Edward J. Farrell          Senior Vice President and
                           Controller

Mark A. Gessner            Senior Vice President

Kenneth L. Haman           Senior Vice President

Michael S. Hart            Senior Vice President



Scott Hutton               Senior Vice President

Ajai M. Kaul               Senior Vice President

Hiroshi Kimura             Senior Vice President

Eric L. Levinson           Senior Vice President

James M. Liptrot           Senior Vice President and
                           Assistant Controller

William Marsalise          Senior Vice President

Joanna D. Murray           Senior Vice President

Daniel A. Notto            Senior Vice President,
                           Counsel and Assistant
                           Secretary

John J. O'Connor           Senior Vice President

Suchet Padhye (Pandurang)  Senior Vice President

Guy Prochilo               Senior Vice President

John D. Prosperi           Senior Vice President

Miguel A. Rozensztroch     Senior Vice President

John P. Schmidt            Senior Vice President

Elizabeth M. Smith         Senior Vice President

Peter J. Szabo             Senior Vice President

Joseph T. Tocyloski        Senior Vice President

Christian G. Wilson        Senior Vice President

Derek Yung                 Senior Vice President

Aimee K. Alati             Vice President

Constantin L. Andreae      Vice President

DeAnna D. Beedy            Vice President

Christopher M. Berenbroick Vice President

Chris Boeker               Vice President

Brandon W. Born            Vice President

James J. Bracken           Vice President

Robert A. Brazofsky        Vice President

Richard A. Brink           Vice President

Shaun D. Bromley           Vice President

Brian Buehring             Vice President

Michael A. Capella         Vice President

Laura A. Channell          Vice President

Mikhail Cheskis            Vice President

Nelson Kin Hung Chow       Vice President

Flora Chuang               Vice President

Peter T. Collins           Vice President

Dwight P. Cornell          Vice President

Silvio Cruz                Vice President

Kevin M. Dausch            Vice President

Christine M. Dehil         Vice President

Marc J. Della Pia          Vice President

Patrick R. Denis           Vice President

Ralph A. DiMeglio          Vice President

Joseph T. Dominguez        Vice President

Barbara Anne Donovan       Vice President

Robert Dryzgula            Vice President

Arend J. Elston            Vice President

Gregory M. Erwinski        Vice President

Michael J. Ferraro         Vice President

Andrew H. Fischer          Vice President

Susan A. Flanagan          Vice President

Robert K. Forrester        Vice President

Yuko Funato                Vice President



Mark C. Glatley            Vice President

Stefanie M. Gonzalez       Vice President

Kimberly A. Collins Gorab  Vice President



Brian P. Hanna             Vice President

Kenneth Handler            Vice President

Terry L. Harris            Vice President

Olivier Herson             Vice President

Eric S. Indovina           Vice President

Tina Kao                   Vice President

Jang Joong Kim             Vice President

Scott M. Krauthamer        Vice President

Stephen J. Laffey          Vice President and            Assistant
                           Counsel                       Secretary/Assistant
                                                         Clerk

Christopher J. Larkin      Vice President

Chang Hyun Lee             Vice President

Ginnie Li                  Vice President

Jonathan M. Liang          Vice President

Karen (Yeow Ping) Lim      Vice President

Darren L. Luckfield        Vice President

Matthew J. Malvey          Vice President

Robert A. Mancini          Vice President

Todd Mann                  Vice President

Silvia Manz                Vice President

Russell B. Martin          Vice President

Nicola Meotti              Vice President

Yuji Mihashi               Vice President

David Mitchell             Vice President

Paul S. Moyer              Vice President

Juan Mujica                Vice President

Jennifer A. Mulhall        Vice President

John F. Multhauf           Vice President

Robert D. Nelms            Vice President

Jamie A. Nieradka          Vice President

Alex E. Pady               Vice President

David D. Paich             Vice President



Kimchu Perrington          Vice President

Jared M. Piche             Vice President

Jeffrey Pietragallo        Vice President

Joseph J. Proscia          Vice President

Damien Ramondo             Vice President

Carol H. Rappa             Vice President

Jessie A. Reich            Vice President

Lauryn A. Rivello          Vice President

Patricia A. Roberts        Vice President

Claudio Rondolini          Vice President

Gregory M. Rosta           Vice President and Assistant
                           Secretary

Karen Sirett               Vice President

John F. Skahan             Vice President

Orlando Soler              Vice President

Chang Min Song             Vice President

Daniel L. Stack            Vice President

Jason P. Stevens           Vice President

Peter Stiefel              Vice President

Sharon Su                  Vice President

Atsuko Takeuchi            Vice President

Scott M. Tatum             Vice President

Laura L. Tocchet           Vice President

Louis L. Tousignant        Vice President

Ming (Ming Kai) Tung       Vice President

Christian B. Verlingo      Vice President

Wendy Weng                 Vice President

Stephen M. Woetzel         Vice President                Assistant Controller

Chapman Tsan Man Wong      Vice President

Joanna Wong (Chun-Yen)     Vice President

Isabelle (Hsin-I) Yen      Vice President

Oscar Zarazua              Vice President

Martin J. Zayac            Vice President

Corey S. Beckerman         Assistant Vice President

Claudio Roberto Bello      Assistant Vice President

Roy C. Bentzen             Assistant Vice President

James M. Broderick         Assistant Vice President

Christopher J. Carrelha    Assistant Vice President

Daisy (Sze Kie) Chung      Assistant Vice President

Francesca Dattola          Assistant Vice President

Robert A. Fiorentino       Assistant Vice President

Friederike Grote           Assistant Vice President

Joseph Haag                Assistant Vice President

Gregory R. Handrahan       Assistant Vice President

Brian M. Horvath           Assistant Vice President

Sylvia Hsu                 Assistant Vice President

Isabelle Husson            Assistant Vice President

Junko Kimura               Assistant Vice President

Aaron S. Kravitz           Assistant Vice President

Jim Liu                    Assistant Vice President

Mark J. Maier              Assistant Vice President

Rachel A. Moon             Assistant Vice President

Nora E. Murphy             Assistant Vice President


Charissa A. Pal            Assistant Vice President


Brian W. Paulson           Assistant Vice President

Pablo Perez                Assistant Vice President

Tricia L. Psychas          Assistant Vice President

Jennifer B. Robinson       Assistant Vice President

Richard A. Schwam          Assistant Vice President

Nicholas A. Semko          Assistant Vice President

Chizu Soga                 Assistant Vice President

Michiyo Tanaka             Assistant Vice President

Miyako Taniguchi           Assistant Vice President

Laurence Vandecasteele     Assistant Vice President

Annabelle C. Watson        Assistant Vice President

Jeffrey Western            Assistant Vice President

William Wielgolewski       Assistant Vice President

Matthew J. Wrzesniewsky    Assistant Vice President

Colin T. Burke             Assistant Secretary

            (c) Not applicable.

ITEM 33.    Location of Accounts and Records.

      The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, One Lincoln Street, Boston, Massachusetts 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 34.    Management Services.

            Not applicable.

ITEM 35.    Undertakings.

            Not applicable.

                                   SIGNATURES
                                   ----------


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 27th day of August, 2015.


                                                  AB FIXED-INCOME SHARES, INC.


                                                  By:  Robert M. Keith*
                                                       ----------------
                                                       Robert M. Keith
                                                       President

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                                     Title                   Date

1)       Principal Executive
         Officer:


         Robert M. Keith*                  President and       August 27, 2015
         ----------------                  Chief Executive
         Robert M. Keith                   Officer

2)       Principal Financial and
         Accounting Officer:


         /s/ Joseph J. Mantineo            Treasurer and       August 27, 2015
         ----------------------            Chief Financial
         Joseph J. Mantineo                Officer


3)       Directors:

         John H. Dobkin*
         Michael J. Downey*
         William H. Foulk, Jr.*
         D. James Guzy*
         Nancy P. Jacklin*
         Robert M. Keith*
         Garry L. Moody*
         Marshall C. Turner, Jr.*
         Earl D. Weiner*


*By:     /s/ Emilie D. Wrapp                                   August 27, 2015
         -------------------
             Emilie D. Wrapp
             (Attorney-in-Fact)

                               INDEX TO EXHIBITS


Exhibit No.      Description of Exhibits


(a) (2)          Certificate of Amendement
(i)              Opinion and Consent of Seward & Kissel LLP
(j)              Consent of Independent Registered Public Accounting Firm


Other Exhibits   Powers of Attorney